                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 23, 1998
                                                   --------------



                        UNITED PARK CITY MINES COMPANY
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            (Exact name of registrant as specified in its charter)



           Delaware                      1-3753                87-0219807
 ----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)



         P. O. Box 1450, Park City, Utah                          84060
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     (Address of principal executive offices)                   (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (435) 649-8011
                                                    --------------



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         (Former name or former address, if changed since last report.)

United Park City Mines Company
Form 8-K
May 6, 1998
Page 2


ITEM 5. OTHER EVENTS
--------------------

On April 23, 1998, the Registrant received a copy of Amendment No. 6 to the statement on Schedule 13D which had previously been filed with the Securities and Exchange Commission (the "Commission," with respect to the acquisition by certain persons (the "Reporting Persons") set forth below of certain additional amounts of the Capital Stock, par value $.01 per share ("Common Stock") of the Registrant. Reference is hereby made to such Amendment No. 6 to Schedule 13D filed with the Commission and to Schedules A and B thereof which set forth the amounts of Common Stock acquired by the Reporting Persons and the dates and prices per share of such purchases from February 18, 1998 through April 18, 1998. In the Amendment No. 6 to the statement on Schedule 13D, the Reporting Persons stated that the purpose of such acquisitions of the Common Stock by them was for investment. The statement on Schedule 13D was filed jointly by the following Reporting Persons and reports that the aggregate numbers of shares of the Common Stock of Registrant owned by such Reporting Persons as of April 21, 1998 were as follows (approximate percentage of ownership of issued and outstanding shares of the Registrant's Common Stock is stated in italics following the aggregate numbers):


          1. Labrador Partners, L.P., with respect to 360,000 beneficially owned by it; shares of Common Stock (11.1%)

          2. Farley Capital, L.P., with respect to 57,971 owned by it; and shares of Common Stock (1.8%) beneficially

          3. Stephen L. Farley, with respect to 417,971 shares owned by Labrador Partners, L.P. and Farley of Common Stock (12.9%) beneficially Capital, L.P.


Reference is hereby made to the entire Amendment No. 6 to the statement on
Schedule 13D, and the Schedules and Exhibits thereto, filed with the Commission for a more complete description of the Reporting Persons and the Common Stock beneficially acquired by them. Reference is also hereby made to the Schedule 13D and amendments Numbers 1 through 5 filed with the Commission by the Reporting Persons. Reference is also made to the Form 8-K Reports dated July 16, 1997, August 22, 1997, and April 21, 1998 filed with the Commission by the Registrant with respect to prior transactions in the Common Stock of Registrant by the Reporting Persons. Such statements on Schedule 13D and Form 8-K are hereby incorporated herein by reference.

United Park City Mines Company
Form 8-K
May 6, 1998
Page 3


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED PARK CITY MINES COMPANY
                           -----------------------------------------------------
                                                (Registrant)




Date: May 6, 1998                         /s/  Edwin L. Osika, Jr.
                           -----------------------------------------------------
                               Edwin L. Osika, Jr., Executive Vice President
                           (Chief Financial Officer and Duly Authorized Officer)